SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549



                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



   Date of Report (Date of earliest event reported):        OCTOBER 7, 2002



                               ANZA CAPITAL, INC.
             (Exact name of registrant as specified in its charter)



             NEVADA                    O-24512             88-1273503
        (State or other              (Commission        (I.R.S. Employer
 jurisdiction of incorporation)      File Number)      Identification No.)


                         3200 BRISTOL STREET, SUITE 700
                              COSTA MESA, CA  92626
              (Address of principal executive offices)  (zip code)


                                 (714) 866-2100
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report.)

ITEM  1.          CHANGES  IN  CONTROL  OF  REGISTRANT

     Not  applicable.

ITEM  2.          ACQUISITION  OR  DISPOSITION  OF  ASSETS

     Not  applicable.

ITEM  3.          BANKRUPTCY  OR  RECEIVERSHIP

     Not  applicable.

ITEM  4.          CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     Not  applicable.

ITEM  5.          OTHER  EVENTS

     On October 7, 2002, Anza Capital, Inc. issued a press release announcing the execution of a Reorganization Agreement with Homelife, Inc. A copy of the press release is filed herewith as Exhibit 99.1.

     In connection with obtaining the approval of the Anza shareholders, a Proxy Statement describing the transaction will be filed with the Securities and Exchange Commission and mailed to all Anza shareholders.

ITEM  6.          RESIGNATIONS  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

     Not  applicable.

ITEM  7.          FINANCIAL  STATEMENTS

     Not  applicable.

ITEM  8.          CHANGE  IN  FISCAL  YEAR

     Not  applicable.

EXHIBITS

ITEM  NO.          DESCRIPTION
---------          -----------

99.1               Press  Release  dated  October  7,  2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November  1,  2002               Anza  Capital,  Inc.,
                                         a  Nevada  corporation


                                         /s/ Vincent Rinehart
                                         _________________________________
                                         By:     Vincent  Rinehart
                                         Its:    President  and
                                                 Chief  Executive  Officer